January 11, 2006
THE DREYFUS/LAUREL FUNDS, INC.

DREYFUS PREMIER SMALL CAP VALUE FUND

Supplement to Prospectus dated March 1, 2005

     The following information supersedes any contrary information contained in, and should be read in conjunction with, the fund’s Prospectus:

     As of the close of business on January 9, 2006, the fund is closed to new investors. Shareholders of the fund on that date (the closing date) may continue to buy shares for existing accounts. Any shareholder whose fund account has a zero balance on or after the closing date may not purchase fund shares for such account nor open a new account. Investors who did not own shares of the fund as of the closing date generally will not be permitted to buy shares of the fund, with three exceptions. First, new accounts may be opened by participants in group employer retirement plans (and their successor plans), provided that the plans are approved by Dreyfus and had established the fund as an investment option under the plans by the closing date. Second, new accounts may be opened by discretionary wrap accounts that are approved by Dreyfus and that established the fund as an investment option under the discretionary wrap accounts before the closing date. Third, new accounts may be opened for the fund’s primary portfolio managers and Board members who do not have existing accounts. Financial institutions maintaining omnibus accounts with the fund are prohibited from accepting purchase orders from new investors after the closing date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the closing date. The board reserves the right to reopen the fund to new investors should circumstances change.

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